UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02884

Barrett Opportunity Fund, Inc.
 (Exact name of registrant as specified in charter)

90 Park Avenue
New York, NY 10016
 (Address of principal executive offices) (Zip code)

Peter Shriver
90 Park Avenue
New York, NY 10016
 (Name and address of agent for service)

(212) 983-5080
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

Annual Report

August 31, 2017

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

BARRETT

OPPORTUNITY FUND, INC.

Annual Report	•	August 31, 2017

Fund Objectives	The Fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

What’s Inside	Letter from the Chairperson	1

	Manager Overview	1

	Fund at a Glance	4

	Fund Expenses	5

	Historical Performance	6

	Schedule of Investments	7

	Statement of Assets & Liabilities	9

	Statement of Operations	10

	Statements of Changes in Net Assets	11

	Financial Highlights	12

	Notes to Financial Statements	13

	Report of Independent Registered Public Accounting Firm	20

	Additional Information	21

	Important Tax Information	23

BARRETT

OPPORTUNITY FUND, INC.

Letter from the	Dear Shareholder,
Chairperson
We are pleased to provide the annual report of the Barrett Opportunity Fund, Inc. (the “Fund”) for the twelve-month period ended August 31, 2017.

The management team at Barrett Asset Management, LLC has prepared the enclosed Manager’s Overview, which includes a brief market overview, as well as a performance review.  I urge you to read it as well as the accompanying financial statements. A detailed summary of the Fund’s performance and other pertinent information are also included in this report.  I am sure you will find this report informative and useful.

On behalf of the Directors and the Officers of the Fund, I thank you for your ongoing confidence in the Fund and its investment policies.

Sincerely,

David H. Kochman
Chairperson
October 3, 2017

Manager	Market Overview
Overview

For most of the past year, the equity markets have been enjoying sustained positive appreciation.  An initial period of uncertainty and volatility prior to the U.S. presidential election in November gave way to a ten-month period of steady growth in the major equity indices.  The markets have been buoyed by the favorable economic indicators from around the world.  European economies have reported strong performance throughout the period, even as representatives of the European Union and the United Kingdom have begun initial Brexit negotiations.  Encouraging domestic employment and housing figures have given investors hope that our economy will avoid a recession in the near term.

Investors have welcomed the decision by the U.S. Federal Reserve to maintain its strategy of gradually increasing interest rates.  Corporations remain cautiously optimistic about their own prospects.  While earnings expectations remain positive, their capacity to further support the current strategy of healthy dividend payouts and share repurchases may be dependent upon the prospects of Congress passing some form of tax reform legislation.

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OPPORTUNITY FUND, INC.

A year ago, we suggested the direction and tone of the market would be clearer after the U.S. presidential elections.  Now we have some clarity on fiscal policy but considerable uncertainty remains about the political policies of this country.  Barring any unforeseen global event, we anticipate interest rates will be increased at a moderate pace; stock dividend yields will remain attractive to investors and equities will still have the ability to outperform cash and bonds.

Portfolio and Performance Review

For the twelve month period ended August 31, 2017, the Fund’s total return was +20.49%, which compares to a gain of +13.66% for the Lipper Large Cap Value Fund Index and a total return of +16.23% for the S&P 500 Index.

Over the past 12 months, the best performing sectors in the S&P 500 Index as well as the Fund were the information technology, financial and industrial sectors.  The worst performing sectors in the benchmark index were energy, telecommunication services and real estate, while none of the sectors within the Fund generated a negative return.

The biggest contributors to positive performance from the Fund’s larger positions were General Dynamics and the Bank of New York Mellon.  General Dynamics jumped following the U.S. election results and continued to appreciate over the subsequent ten month period.  Like other financial companies, the Bank of New York Mellon appreciated as a result of expectations of further rate increases and increased assets under custody.  Murphy Oil and Nike were the largest detractors to the Fund’s performance.  The continued slump in energy prices has caused drilling activity at Murphy Oil to be below-average levels.  However, over the longer term, most pundits foresee the price of oil to be higher than the current quote, which would benefit Murphy Oil.

TRC Companies was the best performing holding in the Fund.  In June, the company was acquired by the private equity firm New Mountain Capital for $17.55 per share in cash.  In addition, Apple, Forest City and Royal Philips all contributed strongly to the Fund’s positive performance over the past year.

We remain constructive about the long-term prospects for the companies in the Fund.  We expect most of the Fund’s holdings to increase their dividends at rates in excess of the rate of inflation.  Most importantly, we believe the companies in the Fund will continue to grow their earnings for many years, which could potentially lead to higher stock valuations.

Thank you for your continued interest in the Fund.

Sincerely,

Robert Milnamow	E. Wells Beck, CFA
Portfolio Manager	Portfolio Manager

BARRETT

OPPORTUNITY FUND, INC.

Earnings growth is not representative of the Fund’s future performance.

Past performance is not a guarantee of future results.

The outlook, views, and opinions presented are those of the Adviser as of August 31, 2017. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, which means that it can invest a higher percentage of its assets in any one issuer. Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds. Small- and Medium- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Some securities held by the fund may be illiquid and can be difficult to value and sell.

The Lipper Large-Cap Value Funds Index includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. The S&P 500® Index is a capitalization weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.

Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer to the Schedule of Investments provided in this report.

The Barrett Opportunity Fund is distributed by Quasar Distributors, LLC.

BARRETT

OPPORTUNITY FUND, INC.

Fund at a Glance (Unaudited)

Top Ten Holdings - as of 8/31/2017
(As a percentage of Total Investments)

General Dynamics Corp.	19.3%
The Bank of New York Mellon Corp.	16.2%
Royal Dutch Shell PLC – Class A – ADR	9.7%
Forest City Realty Trust, Inc. – Class A	8.6%
Koninklijke Philips Electronics NV –
NY Registered Shares – ADR	7.0%
Chubb Ltd. – ADR	4.5%
Monsanto Co.	3.4%
3M Co.	3.3%
Leucadia National Corp.	2.6%
Alphabet, Inc. – Class C	2.6%

Sector Weightings - as of 8/31/2017
(As a percentage of Total Investments)

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OPPORTUNITY FUND, INC.

Fund Expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2017, and held for the six months ended August 31, 2017.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account	Account	March 1, 2017 to
	Value	Value	August 31, 2017
Actual Barrett Opportunity Fund, Inc. Expenses	$1,000.00	$1,081.40	$6.40

Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,019.06	$6.21

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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OPPORTUNITY FUND, INC.

Historical Performance (Unaudited)

Value of $10,000 Invested in Barrett Opportunity Fund, Inc. vs.
the S&P 500® Index† (August 2007 – August 2017)

†
Hypothetical illustration of $10,000 invested in Barrett Opportunity Fund, Inc. on August 31, 2007 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2017.  The S&P 500® Index is a market-value weighted index comprised of 500 widely held common stocks.  The Index is unmanaged and it is not subject to the same management and trading expenses of a mutual fund.  Please note that an investor cannot invest directly in an index.

Fund Performance

Average Annual Total Returns* (Unaudited)

				Since
				Inception
	1 Year	5 Years	10 Years	(2/28/1979)
Barrett Opportunity Fund, Inc.	20.49%	12.49%	3.76%	10.98%
S&P 500 Index	16.23%	14.34%	7.61%	11.85%

*
Assumes the reinvestment of all distributions at net asset value but does not reflect deductions of taxes that a shareholder would pay on Fund distributions and the redemption of Fund shares.  All figures represent past performance and are not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.  In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

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OPPORTUNITY FUND, INC.

Schedule of Investments
August 31, 2017

Shares		Value
	COMMON STOCKS - 87.71%

	Beverage and
	Tobacco Product
	Manufacturing - 1.84%
10,000	PepsiCo., Inc.	$1,157,300

	Building Material and
	Garden Equipment and
	Supplies Dealers - 0.96%
4,000	The Home Depot, Inc.	599,480

	Chemical
	Manufacturing - 4.28%
12,000	Abbott Laboratories	611,280
12,000	AbbVie, Inc.	903,600
5,000	Johnson & Johnson	661,850
15,000	Pfizer, Inc.	508,800
		2,685,530

	Computer and
	Electronic Product
	Manufacturing - 8.31%
5,000	Apple, Inc.	820,000
115,710	Koninklijke Philips Electronics
	NV - NY Registered
	Shares - ADR	4,395,823
		5,215,823

	Credit Intermediation and
	Related Activities - 16.20%
194,471	The Bank of New York
	Mellon Corp. (a)	10,166,944

	Data Processing, Hosting
	and Related Services - 2.54%
15,000	Automatic Data
	Processing, Inc.	1,597,050

	Insurance Carriers and
	Related Activities - 5.69%
4,000	Berkshire Hathaway, Inc. -
	Class B (b)	724,640
20,152	Chubb Ltd. - ADR	2,849,896
		3,574,536

	Merchant Wholesalers,
	Nondurable Goods - 3.41%
18,242	Monsanto Co.	2,137,962

	Miscellaneous
	Manufacturing - 3.26%
10,000	3M Co.	2,043,200

	Other Information
	Services - 2.62%
1,750	Alphabet, Inc. - Class C (b)	1,643,827

	Petroleum and Coal Products
	Manufacturing - 14.19%
60,600	Murphy Oil Corp.	1,373,196
21,825	Murphy USA, Inc. (b)	1,406,840
111,100	Royal Dutch Shell PLC -
	Class A - ADR	6,130,498
		8,910,534

	Publishing Industries
	(except Internet) - 1.19%
10,000	Microsoft Corp.	747,700

	Real Estate - 1.21%
17,500	Alexander & Baldwin, Inc.	759,500

	Transportation Equipment
	Manufacturing - 19.37%
60,400	General Dynamics Corp. (a)	12,161,540

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Schedule of Investments (continued)
August 31, 2017

Shares		Value
	COMMON STOCKS
	(continued)

	Wood Product
	Manufacturing - 2.64%
70,000	Leucadia National Corp.	$1,657,600
	Total Common Stocks
	(Cost $10,740,417)	55,058,526

	REAL ESTATE INVESTMENT
	TRUSTS (REITS) - 11.12%

	Real Estate - 11.12%
224,775	Forest City Realty Trust, Inc. -
	Class A	5,385,609
54,985	Rayonier, Inc.	1,595,115
	Total Real Estate Investment
	Trusts (Cost $585,722)	6,980,724

	SHORT-TERM
	INVESTMENTS - 1.39%

	Money Market Funds - 1.39%
873,371	Fidelity Institutional Money
	Market Fund - Government
	Portfolio - Class I, 0.89% (c)	873,371
	Total Short-Term Investments
	(Cost $873,371)	873,371
	Total Investments
	(Cost $12,199,510) - 100.22%	62,912,621
	Liabilities in Excess of
	Other Assets - (0.22)%	(136,572)
	Total Net Assets - 100.00%	$62,776,049

Number of		Notional
Contracts		Amount
	SCHEDULE OF
	OPTIONS
	WRITTEN

	Call Options
	Bank of New York
	Mellon Corp.
200	Expiration:
	January 2018,
	Exercise Price:
	$50.00	$1,045,600	79,000
100	Expiration:
	January 2018,
	Exercise Price:
	$55.00	522,800	13,150
	General Dynamics
	Corp.
60	Expiration:
	January 2018,
	Exercise Price:
	$190.00	1,208,100	96,900
50	Expiration:
	January 2018,
	Exercise Price:
	$210.00	1,006,750	24,500
	Total Options
	Written (Premiums
	Received $134,200)		$213,550

Percentages stated are a percentage of net assets.
ADR American Depository Receipt
(a)
A portion of this security may be subject to call options written and is pledged as collateral for options written.  The aggregate value of these securities as of August 31, 2017 was $3,783,250. See Note 1.

(b)	Non-income producing security.
(c)	Variable rate security. The rate listed is as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Statement of Assets & Liabilities
August 31, 2017

ASSETS:
Investments, at value (cost $12,199,510)	$62,912,621
Dividend and interest receivable	173,699
Other assets	30,975
Total Assets	63,117,295

LIABILITIES:
Written options, at value (premium received $134,200)	213,550
Payable to Adviser	37,592
Payable to Directors	6,418
Other accrued expenses	83,686
Total Liabilities	341,246

NET ASSETS	$62,776,049

NET ASSETS CONSIST OF:
Capital stock	$8,774,335
Accumulated undistributed net investment income	333,665
Accumulated undistributed net realized gain	3,034,288
Net unrealized appreciation (depreciation) on:
Investments	50,713,111
Written options	(79,350)
Total Net Assets	$62,776,049

Shares outstanding	2,119,551
Net asset value, offering price and redemption price
per share (15,000,000 shares authorized, $0.01 par value)	$29.62

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Statement of Operations
Year Ended August 31, 2017

INVESTMENT INCOME:
Dividend income*	$1,207,493
Interest income	5,292
Total investment income	1,212,785

EXPENSES:
Investment advisory fees (see Note 2)	423,988
Legal fees	63,832
Administration fees	49,800
Directors’ fees and expenses	41,835
Transfer agent fees and expenses	33,648
Federal and state registration fees	28,740
Fund accounting fees	28,487
Audit fees	17,500
Reports to shareholders	9,706
Custody fees	5,347
Other	37,028
Total expenses	739,911
Net investment income	472,874

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	3,022,050
Written options	24,696
Total net realized gain	3,046,746
Net change in unrealized appreciation (depreciation) on:
Investments	7,932,022
Written options	(79,240)
Total net change in unrealized appreciation	7,852,782
Net realized and unrealized gain on investments	10,899,528
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,372,402

*	Net of $78,239 of foreign taxes withheld.

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
OPERATIONS:
Net investment income	$472,874	$631,117
Net realized gain on:
Investments	3,022,050	12,743,020
Written options	24,696	46,007
Change in net unrealized appreciation (depreciation) on:
Investments	7,932,022	(7,776,035)
Written options	(79,240)	(12,867)
Net increase in net assets resulting from operations	11,372,402	5,631,242

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(618,891)	(510,673)
Net realized gains on investment	(12,790,571)	(5,538,413)
Total dividends and distributions	(13,409,462)	(6,049,086)

CAPITAL SHARE TRANSACTIONS:
Shares sold	71,085	83,116
Shares issued in reinvestment of dividends	8,320,365	3,658,269
Shares redeemed	(3,211,791)	(2,260,807)
Net increase in net assets from capital share transactions	5,179,659	1,480,578
TOTAL INCREASE IN NET ASSETS	3,142,599	1,062,734

NET ASSETS:
Beginning of year	59,633,450	58,570,716
End of year (including accumulated undistributed net
investment income of $333,665 and $479,682, respectively)	$62,776,049	$59,633,450

The accompanying notes are an integral part of these financial statements.

BARRETT

OPPORTUNITY FUND, INC.

Financial Highlights

	Year Ended August 31,
	2017	2016	2015	2014	2013
Per Share Data:
Net asset value, beginning of period	$31.14	$31.52	$36.34	$33.53	$31.65

Income (loss) from investment operations:
Net investment income	0.23	0.33	0.29	0.38	0.48
Net realized and unrealized
gain (loss) on investments	5.31	2.57	(1.40)	5.38	4.98
Total from investment operations	5.54	2.90	(1.11)	5.76	5.46

Less distributions:
Net investment income	(0.33)	(0.28)	(0.41)	(0.30)	(0.56)
Net realized gain on investments	(6.73)	(3.00)	(3.30)	(2.65)	(3.02)
Total distributions	(7.06)	(3.28)	(3.71)	(2.95)	(3.58)

Net asset value, end of period	$29.62	$31.14	$31.52	$36.34	$33.53

Total return[1]	20.49%	10.45%	(3.27)%	18.06%	18.51%
Supplemental data and ratios:
Net assets, end of period (000,000’s)	$63	$60	$59	$68	$64
Ratio of net expenses
to average net assets	1.22%	1.27%	1.17%	1.16%	1.19%
Ratio of net investment income
to average net assets	0.78%	1.11%	0.84%	1.07%	1.38%
Portfolio turnover rate	1%	6%	2%	1%	0%

[1]	Performance figures may reflect compensating balance arrangements fee waivers and/or expense reimbursements. In the absence of these arrangements, total returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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OPPORTUNITY FUND, INC.

Notes to Financial Statements (Unaudited)

1.	ORGANIZATION	Barrett Opportunity Fund, Inc. (the “Fund”), a Maryland corporation organized in 1978, is registered as a non-diversified, open-
	AND	end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s
	SIGNIFICANT	investment objective is to achieve above average long-term capital appreciation. Current income is a secondary objective.
ACCOUNTING
	POLICIES	The following are significant accounting policies consistently followed by the Fund and are in conformity with generally accepted accounting principles in the
United States of America (“GAAP”).

(a) Investment Valuation

Equity securities, including common stocks and REITs, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Exchange traded options, including options written, are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When prices are not readily available, or are determined not to reflect fair value, such as, when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities.  The income approach uses valuation techniques to discount estimated future cash flows to present value.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC Topic 820”), establishes a single definition of fair value, creates a three-tier hierarchy as

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OPPORTUNITY FUND, INC.

a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

• Level 1 –	quoted prices in active markets for identical investments as of the measurement date

• Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors.  A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the Fund.  The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets include listed equities, including common stocks and REITs, and certain money market securities, and are classified within Level 1.  Instruments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2.  Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value as of the year ended August 31, 2017.  The inputs and methodologies used to value securities may not be an indication of the risk associated with investing in these securities.

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OPPORTUNITY FUND, INC.

		Other
		Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Common Stocks
Finance & Insurance	$13,741,480	$—	$—	$13,741,480
Information	3,988,577	—	—	3,988,577
Manufacturing	33,831,527	—	—	33,831,527
Real Estate,
Rental & Leasing	759,500	—	—	759,500
Retail Trade	599,480	—	—	599,480
Wholesale Trade	2,137,962	—	—	2,137,962
Total Common Stocks	55,058,526	—	—	55,058,526
REITs	6,980,724	—	—	6,980,724
Money Market Funds	873,371	—	—	873,371
Total Assets	$62,912,621	$—	$—	$62,912,621
Liabilities
Written Options	$(103,500)	$(110,050)	$—	$(213,550)

For further security characteristics, see the Fund’s Schedule of Investments.

There were no transfers of securities between levels during the reporting period. The Fund did not hold any Level 3 securities during the year. It is the Fund’s policy to record transfers between levels as of the end of the reporting period.

Derivative Instruments

The Fund may invest in derivative instruments. The use of derivatives included written options. The following table summarizes the effect of derivatives:

Statement of Assets & Liabilities — Values of derivative instruments as of August 31, 2017:

Liability Derivatives
Derivatives not	Statement of
accounted for as	Assets and
hedging instruments	Liabilities Location	Value
Equity Contracts – Options	Options written, at value	$213,550

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OPPORTUNITY FUND, INC.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended August 31, 2017:

Derivatives not	Amount of Realized Gains
accounted for as	on Derivatives Transactions
hedging instruments	Options
Equity Contracts	$24,696

Derivatives
not accounted	Change in Net Unrealized Depreciation
for as hedging	on Derivatives Recognized in Income
instruments	Options
Equity Contracts	($79,240)

The Fund is not subject to any Master Netting Agreements; therefore, the Fund was not required to offset any assets or liabilities.

(b) Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective.  The Fund enters into written call options to hedge against changes in the value of equities.  The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  The Fund as writer of an option bears the market risk of an

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OPPORTUNITY FUND, INC.

unfavorable change in the price of the security underlying the written option. The average notional amount for options during the year ended August 31, 2017 was $2,081,524.

(c) Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis.  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis.  Dividend income is recorded on the ex-dividend date.  Under applicable tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The cost of investments sold is determined by use of the specific identification method for computing the gain/loss on the transaction.  It is the Fund’s policy to recognize a loss on a worthless security once it is determined beyond a reasonable doubt that there is no possibility of future worth.  Proceeds from bankruptcy settlements will generally be recognized as a realized gain if the security is no longer held and as a return of capital if the security is still held.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e) REIT Distributions

The character of distributions received from REITs held by the Fund is generally comprised of net investment income, capital gains, and return of capital.  It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs.  After each calendar year end, REITs report the actual tax character of these distributions.  Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusted related investment cost basis, capital gains and income, as necessary.

(f) Federal Income Taxes

It is the Fund’s policy to comply with the federal income and excise tax requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company.  Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code.  Therefore, no federal income tax provision is provided in the Fund’s financial statements.

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OPPORTUNITY FUND, INC.

As of and during the year ended August 31, 2017, the Fund did not have a liability of any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. taxing authorities for tax periods prior to 2014.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h) Indemnification

In the normal course of business the Fund enters into contracts that contain general indemnification clauses.  The Fund’s maximum exposure under these agreements is unknown, as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

(i) Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2017, John B. Gaguine had control of 27.68% of the outstanding shares of the Barrett Opportunity Fund.

2.	INVESTMENT	The Fund has an Investment Advisory Agreement with Barrett Asset Management, LLC (“Barrett Asset Management” or the
	ADVISER	“Adviser”). Under the Investment Advisory Agreement, the Fund pays an advisory fee, calculated daily and paid monthly, in
	AGREEMENT	accordance with the following breakpoint schedule:
AND OTHER
TRANSACTIONS	Average Daily Net Assets	Annual Rate
WITH AFFILIATES	First $1 billion	0.700%
	Next $1 billion	0.675%
	Next $3 billion	0.650%
	Next $5 billion	0.625%
	Over $10 billion	0.600%

For the year ended August 31, 2017, the advisory fee totaled $423,988.

The officers of the Fund are also officers and employees of Barrett Asset Management and do not receive compensation from the Fund.

3.	INVESTMENTS	During the year ended August 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$474,065	$6,074,515

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OPPORTUNITY FUND, INC.

4.	CAPITAL SHARES	At August 31, 2017, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
Shares sold	2,442	2,808
Shares issued on reinvestment	314,332	131,451
Shares redeemed	(112,407)	(77,194)
Net increase	204,367	57,065

5.	INCOME TAX	The tax character of distributions paid during the fiscal years ended August 31 were as follows:
	INFORMATION
	AND		2017	2016
	DISTRIBUTIONS	Distributions Paid From:
	TO	Ordinary income	$658,337	$510,673
	SHAREHOLDERS	Long-term capital gain	12,751,125	5,538,413
		Total Distributions Paid	$13,409,462	$6,049,086

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Cose Section 852(b)(3), to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2017.

As of August 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$12,199,510
Unrealized Appreciation	50,800,354
Unrealized Depreciation	(166,593)
Net unrealized appreciation	50,633,761
Undistributed operating income	638,167
Undistributed long-term gains	2,754,643
Distributable earnings	3,392,810
Other accumulated loss	(24,857)
Total accumulated gain	$54,001,714

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2017, the following table shows the reclassifications made:

Undistributed Net	Accumulated Net	Paid-In
Investment Income	Realized Gain	Capital
$—	$—	$—

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OPPORTUNITY FUND, INC.

REPORT OF	To the Shareholders and Board of Directors of
INDEPENDENT	Barrett Opportunity Fund, Inc.
REGISTERED
PUBLIC	We have audited the accompanying statement of assets and liabilities, including the schedule of investments and schedule of
ACCOUNTING	options written, of Barrett Opportunity Fund,
FIRM

Inc. (the “Fund”) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barrett Opportunity Fund, Inc. as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2017

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OPPORTUNITY FUND, INC.

Additional Information (Unaudited)

1.  INFORMATION ABOUT DIRECTORS AND OFFICERS
The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board of Directors.  The business address of each Director is c/o Barrett Asset Management, LLC, the Fund’s investment manager (“Barrett Asset Management”), 90 Park Avenue, 34th Floor, New York, New York, 10016.  Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-363-6333.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  To obtain information on Form N-Q from the Fund, shareholders can call the Fund at 1-877-363-6333.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-363-6333 and (2) on the SEC’s website at www.sec.gov.

				Number of
				Portfolios
				in Fund	Other Board
	Position(s)	Term of Office*		Complex	Memberships
Name, Address	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
and Birth Year	Fund	Time Served**	During Past 5 Years	by Director	Director
INDEPENDENT DIRECTORS†:

Barry Handel, CPA	Director	Since 2005	Partner, Shalik, Morris &	1	None
Birth Year: 1951			Company, LLP
			(accounting firm)

David H. Kochman(1)	Director	Since 2011	Member, Harris Beach PLLC	1	None
Birth Year: 1959	Chairperson	Since 2017	(law firm)

Rosalind A. Kochman(2)	Director	Since 1990	Retired (since 2002); formerly,	1	None
Birth Year: 1937			Chief Executive Officer,
			Brooklyn Eye Surgery Center,
			and Administrator, Kochman,
			Lebowitz & Mogil, MDs

William Morris, Jr., CPA	Director	Since 2005	President, William	1	None
Birth Year: 1948			Morris & Associates P.C.
			(accounting firm)

(1)	Mr. Kochman is Ms. Kochman’s son.
(2)	Ms. Kochman is Mr. Kochman’s mother.

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OPPORTUNITY FUND, INC.

Number of
Portfolios
				in Fund	Other Board
	Position(s)	Term of Office*		Complex	Memberships
Name, Address	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
and Birth Year	Fund	Time Served**	During Past 5 Years	by Director	Director
OFFICERS:

Peter H. Shriver, CFA	President	Since 2006	Chief Executive Officer	N/A	N/A
Barrett Asset Management	and Chief		of Barrett Asset
90 Park Avenue	Executive		Management (since 2011);
New York, NY 10016	Officer		President of Barrett Asset
Birth Year: 1952			Management (2011-2014)

E. Wells Beck, CFA	Vice	Since 2010	Managing Director and	N/A	N/A
Barrett Asset Management	President		Director of Research, Barrett
90 Park Avenue	and		Asset Management (since
New York, NY 10016	Officer		Investment 2011)
Birth Year: 1968

Robert J. Milnamow	Vice	Since 2014	President and Chief	N/A	N/A
Barrett Asset Management	President		Investment Officer
90 Park Avenue	and Chief		of Barrett Asset Management
New York, NY 10016	Investment		(since 2011); Executive Vice
Birth Year: 1950	Officer		President, Barrett Asset
Management (2006-2014)

Madeleine Morreale	Chief		Chief Compliance Officer,	N/A	N/A
Barrett Asset Management	Compliance	Since 2011	Barrett Asset Management
90 Park Avenue	Officer		(2011-Present)
New York, NY 10016	and
Birth Year: 1956	Anti-Money
Laundering
Officer

John G. Youngman	Chief	Since 2011	Managing Director,	N/A	N/A
Barrett Asset Management	Financial		Barrett Asset Management
90 Park Avenue	Officer		(2011-Present)
New York, NY 10016	and
Birth Year: 1968	Treasurer

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Director and officer serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Director became a board member or the officer took such office.

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OPPORTUNITY FUND, INC.

2. IMPORTANT TAX INFORMATION
For the fiscal year ended August 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Barrett Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2017, was as follows:

Barrett Opportunity Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) were as follows (unaudited).

Barrett Opportunity Fund	5.99%

3. CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
Section 15(c) under the 1940 Act, requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter review and approve the terms of the fund’s investment advisory agreement on an annual basis.

At a meeting (the “Contract Renewal Meeting”) held in-person on April 20, 2017, the Board of Directors (the “Board”) of the Fund, including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”), considered and approved continuation of the Investment Advisory Agreement between the Fund and Barrett Asset Management for an additional one-year term. To assist in its consideration of the renewal of the Investment Advisory Agreement, the Board requested, received and considered a variety of information about Adviser, certain portions of which are discussed below. The information provided to the Board relating to the renewal of the Investment Advisory Agreement at the Contract Renewal Meeting is referred to in this section as the “Contract Approval Information.”

In addition to the Contract Approval Information, the Board received performance and other information throughout the year relating to the Fund’s operations and the services provided to it by the Adviser. The Board’s evaluation of the Investment Advisory Agreement took into account not only the Contract Approval Information but also the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund with respect to the services provided to the Fund by the Adviser.

In its deliberations regarding the approval of the Investment Advisory Agreement, the Board considered each of the factors below:

Nature, Extent and Quality of the Investment Advisory Services Provided to the Fund. The Board received and considered the Contract Approval Information regarding the nature, extent and quality of the investment advisory and other services provided to the Fund by the Adviser during the past year. The Board reviewed the qualifications, backgrounds and responsibilities of the Adviser’s senior personnel and the portfolio management team and the services that such persons provided to the Fund, including, but not limited to, making the day-to-day decisions for investing the Fund’s assets in accordance with the

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OPPORTUNITY FUND, INC.

Fund’s objectives and policies and investment restrictions, subject to the supervision and direction of the Board. Based on these factors and other relevant factors, including those discussed below, the Board concluded that the services provided to the Fund under the Investment Advisory Agreement continued to be satisfactory.

Fund Performance. The Board received and considered performance information (the “Morningstar Performance Information”) for the Fund, as well as a group of funds identified by Morningstar® DirectSM (“Morningstar”), an independent provider of investment company data, as comparable to the Fund in their objectives and strategies and with assets ranging from $25 million to $100 million (the “Morningstar Large Value Category”).  The Board considered that the Fund outperformed the average of its Morningstar Large Value Category peers in all time periods reviewed, except for the 10-year period, during which the Fund had comparable performance to that of its peers.  The Board also took into consideration that the Fund is managed in a tax-aware manner in light of its substantial unrealized capital gains and that the Fund’s investment strategy is conservative.  The Directors also received and considered the information provided by the Adviser comparing past investment performance of the Fund against the S&P 500® Index and the Lipper Large-Cap Value Funds Index.  The Directors concluded that, in light of the Fund’s investment approach and the constraints upon the Fund’s investment program, the Adviser has appropriate expertise to continue to manage the Fund in accordance with its investment objectives and strategies under current and anticipated market conditions.

Investment Advisory Fees and Expense Ratio. The Board reviewed and considered the advisory fee (the “Advisory Fee”) paid by the Fund to the Adviser under the Investment Advisory Agreement.  The Board received and considered information and analyses (the “Morningstar Expense Information”) prepared by Morningstar as of April 2017, comparing the Advisory Fee and the Fund’s overall expenses with other large cap value funds, as classified by Morningstar, with assets between $25 million and $100 million.  The Morningstar Expense information showed, among other things, that the contractual investment advisory fee for the Fund ranked in the second quartile of its Morningstar Large Value Category and was below (i.e., better than) the category average and median.  On a “net,” or actual basis, the advisory fee for the Fund was above (i.e., worse than) the industry average.  The Fund’s total expense ratio was ranked in the third quartile of its Morningstar® Large Value Category and was slightly above (i.e., worse than) the Morningstar® Large Value Category average.  The Adviser does not manage any funds other than the Fund and has noted that the other funds in the Morningstar Large Value Category, unlike the Fund, may have opportunities to realize economies of scale and to share certain costs as members of fund families with multiple funds.

Adviser Profitability. The Directors took into account information provided by the Adviser as to the profitability of its relationship with the Fund.  Given the need to assure continuity in the investment advisory services to the Fund and the absence of any realistic alternative to the Management Agreement, the Directors did not give significant weight to the Fund’s profitability to the Adviser.  However, the profitability to the Adviser from its Fund relationship was determined by the Board not to be excessive in light of the nature, quality, and extent of investment advisory and other services provided to the Fund by the Adviser.

Economies of Scale. The Directors considered that, while the Investment Advisory Agreement does contain breakpoints for the Adviser to pass on economies of scale to the Fund, economies of scale are not likely to be realized since the Fund has not grown in recent years and is not actively marketed.

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OPPORTUNITY FUND, INC.

Other Benefits to the Investment Adviser. The Board considered other benefits received by the Adviser as a result of its relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions, but did not regard such benefits as excessive as the Fund’s low turnover limits the amount of commission dollars.

Other Alternatives to the Investment Advisory Agreement. The Board considered possible alternatives to the Investment Advisory Agreement from the standpoint of the Fund and its shareholders. The Directors considered whether another investment adviser (or advisers) might possibly be identified to perform all or a part of the advisory, administrative, or operational tasks that the Adviser provides but concluded that no other investment adviser was likely to be interested in managing the Fund’s portfolio management given the small size of the Fund and the various portfolio management, marketing and other difficulties presented by its unrealized capital gains. The Directors considered that the only alternative to the Investment Advisory Agreement could be liquidation of the Fund. Because of the Fund’s unrealized capital gains, liquidation would carry significant adverse tax consequences to all shareholders. The Directors noted that if the Fund continued to operate, those shareholders willing to accept the resulting tax consequences could redeem their shares in the Fund at any time while other shareholders wishing to remain in the Fund could do so.

The Directors, including the Independent Directors, concluded that, under the Fund’s circumstances, the terms of the Investment Advisory Agreement are acceptable and that the fees stated therein are reasonable in light of the services to be provided to the Fund and the need to assure continuity of investment advisory services to the Fund in the absence of any realistic alternative to the Investment Advisory Agreement. In considering whether to approve the continuation of the Investment Advisory Agreement, the Board principally identified its determination that continuation of the Fund’s operations would be in the interests of shareholders and that continuity of investment advisory services to the Fund therefore must be assured.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  To obtain information on Form N-Q from the Fund, shareholders can call the Fund at 1-877-363-6333.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-363-6333 and (2) on the SEC’s website at www.sec.gov.

BARRETT OPPORTUNITY FUND, INC.

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202

DIRECTORS
Barry Handel, CPA
David H. Kochman, Chairperson
Rosalind A. Kochman
William Morris, Jr., CPA

INVESTMENT MANAGER
Barrett Asset Management, LLC
90 Park Avenue
New York, NY  10016

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI  53212

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY  10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

This report is transmitted to the shareholders of Barrett Opportunity Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

This report must be preceded or accompanied by a free prospectus.  Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing.  The prospectus contains this and other important information about the Fund.  Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. William Morris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2017	FYE 08/31/2016
Audit Fees	15,000	15,000
Audit-Related Fees	0	0
Tax Fees	2,500	2,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 08/31/2017	FYE 08/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 08/31/2017	FYE 08/31/2016
Registrant	2,500	2,500
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Barrett Opportunity Fund

By (Signature and Title)  * /s/ Peter Shriver
Peter Shriver, President

Date    November 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter Shriver
  Peter Shriver, President

Date    November 6, 2017

By (Signature and Title)* /s/ John Youngman
  John Youngman, Treasurer

Date    November 6, 2017

* Print the name and title of each signing officer under his or her signature.